 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2018

DNB Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-34242	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 6, 2018, DNB Financial Corporation (the "Company"), the parent of the Company's wholly–owned subsidiary, DNB First, N.A. (the "Bank") issued a press release announcing that it had accepted the resignation of Christopher P. McGill, Executive Vice President and Chief Commercial Lending Officer, to be effective June 15, 2018.  Mr. McGill resigned his position to pursue other business opportunities.  C. Tomlinson Kline, III has been named interim Chief Commercial Lending Officer.

A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

As previously announced, on May 24, 2018, DNB Financial Corporation ("the Company") eliminated the position of Chief Banking Officer of the Company and the Company's wholly owned subsidiary, DNB First, N.A. ("the Bank"). As a result, Mr. Vince Liuzzi, who held that position was terminated.

As part of Mr. Liuzzi's separation, Mr. Liuzzi and the Bank entered into a Severance Agreement and General Release dated June 6, 2018 (the "Severance Agreement") pursuant to which Mr. Liuzzi will receive an aggregate of $433,519.35 severance paid in lump sum as well as the immediate vesting of 7,100 shares of previously awarded restricted stock of the Company. The Severance Agreement also provides for mutual release of all claims and contains other provisions typical for similar agreements. The foregoing summary of the terms and conditions of the Severance Agreement is not complete and is qualified in its entirety by the text of the Severance Agreement, which is filed herewith as Exhibit 10.1 to this current report on Form 8-K and which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The information provided above in response to Item 5.02 of this Current Report on Form 8-K is also responsive to Item 7.01 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 and the Exhibit incorporated by reference herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed herewith:

10.1 Severance Agreement and General Release dated June 6, 2018 by and between DNB First, N.A. and Vince Liuzzi.

99.1 Press Release, dated June 6, 2018 of DNB Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB Financial Corporation

June 6, 2018	By:	/s/ Gerald F. Sopp
Name: Gerald F. Sopp
Title: Chief Financial Officer and Executive Vice President

Exhibit Index

Exhibit No.	Description
10.1	Severance Agreement and General Release dated June 6, 2018 by and between DNB First, N.A. and Vince Liuzzi.
99.1	Press Release, dated June 6, 2018 of DNB Financial Corporation.